Exhibit 99.1

Slide presentation to be used at analyst and shareholder meetings between March 3, 2005 and March 31, 2005

Renal Care Group
FORWARD-LOOKING STATEMENTS
KEY INVESTMENT POINTS
RENAL CARE GROUP PROFILE
DIALYSIS INDUSTRY
U.S. DIALYSIS PROVIDERS
COMPANY INFORMATION
LOCATIONS
GROWTH STRATEGY
STRATEGIES FOR DELIVERING
OPERATING STRATEGY
OPERATING STRATEGY
KT/V LEVELS
HEMATOCRIT
HOSPITALIZATION
MORTALITY
CLINICAL INITIATIVES
FINANCIAL INFORMATION
REVENUE TRENDS
PAYOR MIX
CHALLENGES
EARNINGS PER SHARE TRENDS
2005 CORPORATE GOALS
FREE CASH PRIORITIES
KEY INVESTMENT POINTS
Renal Care Group

NYSE: RCI

FORWARD-LOOKING STATEMENTS Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

KEY INVESTMENT POINTS Correlation between quality care and financial results Predictable and recurring revenues Prudent capital structure and strong free cash flow Selective acquisition opportunities

RENAL CARE GROUP PROFILE Specialized provider of dialysis services Physician-driven heritage Strong regional market presence Conservative financial management Commitment to quality care drives value creation

DIALYSIS INDUSTRY

U.S. DIALYSIS PROVIDERS 300,000 patients 9% 18% 12% 3% 27% 31% DaVita* Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius *Assumes completion of acquisition of Gambro's US dialysis business

COMPANY INFORMATION

LOCATIONS 34 states Mid-size markets Outpatient Dialysis Centers University Affiliations Corporate Office Nashville, Tennessee

GROWTH STRATEGY Expand within existing footprint - Organic growth - De novo development - Selective acquisitions Affiliate with excellent physicians Adhere to core competencies

STRATEGIES FOR DELIVERING LONG-TERM EPS GROWTH Long-Term EPS Growth Target 15% Acquisitions Pricing Volume Share Repurchases

OPERATING STRATEGY

OPERATING STRATEGY Optimal care drives superior financial results Clinical objectives aligned with financial interests Medical Advisory Board sets best practices Benchmarking across the Company Continuously improving outcomes Above industry average clinical outcomes

KT/V LEVELS % of Patients with Kt/V > 1.4 * Does not include former NNA operations 1996 1997 1998 1999 2000 2001 2002 2003 Q104 Q204 Q304 Q404 70.8 64.7 80.9 74.3 81.7 79.8 84.5 83.1 84.9 84.3* 83.6* 86.1*

HEMATOCRIT 1996 1997 1998 1999 2000 2001 2002 2003 Q104 Q204 Q304 Q404 53.2 56.2 71.8 65.9 75.5 72.7 77.8 76.6 76.2 78.1* 78.4* 78.4* Patients with Hct > 33% Goal of 75% * Does not include former NNA operations

HOSPITALIZATION Hospital Days / Patient / Year *Does not include former NNA operations ** Based on latest annual data - 2002 RCI "Rolling" Twelve Months 12.6* National Average** 14.5

MORTALITY RCI "Rolling" Twelve Months 21.6%* National Average** 23.3% * Does not include former NNA operations ** Based on latest annual data - 2002

CLINICAL INITIATIVES


Primary Care Physician
Nephrologist
Type of Patients
Diabetic Hypertensive
Chronic Kidney Disease
ESRD
Options Education
RightStart

Our Approach

- With Nephrologists
  - Awareness
  - Education
- CKD Program
- Vascular Access
- Diet and B/P Control
- Reduce Mortality
- Physician Value-Added Services
- Productivity/Work Redesign
- Case Management
  - Diabetes
  - RightStart
- Transplant

Renal Care Group

17

FINANCIAL INFORMATION

REVENUE TRENDS 1996 1997 1998 1999 2000 2001 2002 2003 2004 $130 $214 $369 $521 $625 $755 $903 $1,005 $1,345 (Revenue in $ millions) CAGR 36%

PAYOR MIX Private Medicare 49% 4% 4% 43% Medicaid Acute Revenue

CHALLENGES Medicare Managed Care Pricing Competition

EARNINGS PER SHARE TRENDS 1996 1997 1998 1999 2000 2001 2002 2003 2004 $0.28 $0.38 $0.56 $0.75 $0.87 $1.01 $1.21 $1.41 $1.74 CAGR 25%

2005 CORPORATE GOALS Hematocrit Level 75% of patients over 33% Kt/V 85% of patients over 1.4 Revenues $1.5 - $1.6 billion Earnings per Share $1.95 - $2.05 Same-Market Treatment Growth 3% - 5% Same-Market Revenue Growth 5% - 8% Patients 32,500 - 33,500 Treatments 4.7- 4.9 million Capital Expenditures $90 - $100 million Acquisition Target 1,000 -1,500 patients

FREE CASH PRIORITIES Share repurchase program De novo development

KEY INVESTMENT POINTS Correlation between quality care and financial results Predictable and recurring revenues Prudent capital structure and strong free cash flow Selective acquisition opportunities

NYSE: RCI -END-